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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported) -- April 14, 1997

                      FIRST TENNESSEE NATIONAL CORPORATION
               (Exact Name of Registrant as Specified in Charter)

TENNESSEE                           0-4491                  62-0803242
(State or Other Jurisdiction      (Commission               (IRS Employer
of Incorporation)                 File Number)             Identification No.)


                               165 MADISON AVENUE
                               MEMPHIS, TENNESSEE                      38103
                       (Address of Principal Executive Office)       (Zip Code)

Registrant's telephone number, including area code -- (901) 523-4444
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ITEM 5.  OTHER EVENTS.

         On April 14, 1997 the Company announced earnings for the quarter ended March 31, 1997. Please see the attached exhibit 99 for a press release of the Company relating thereto.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits

                  The following exhibits are filed herewith:


     Exhibit Number         Description
----------------------      ----------------------------------------------------
            99              Press Release, dated April 14, 1997, announcing
                            the Company's first quarter 1997 earnings.




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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      FIRST TENNESSEE NATIONAL CORPORATION


Date: April 14, 1997                  By: ELBERT L. THOMAS, JR.
                                         --------------------------------------
                                          Name: Elbert L. Thomas, Jr.
                                          Title:  Executive Vice President and
                                                  Chief Financial Officer

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